                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 March 1, 1998
              ---------------------------------------------------
               Date of Report (Date of earliest event reported)


                             SIEBEL SYSTEMS, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                  0-20725                94-3187233
-----------------------------    ------------          -------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)          File Number)          Identification No.)


                            1855 South Grant Street
                              San Mateo, CA 94402
                   -----------------------------------------
                   (Address of principal executive offices)

                                (650) 295-5000
           --------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     Pursuant to an Agreement and Plan of Merger and Reorganization dated March 1, 1998 (the "Reorganization Agreement") among Siebel Systems, Inc., a Delaware corporation ("Siebel"), Syracuse Acquisition Sub, Inc., a California corporation and wholly-owned subsidiary of Siebel ("Merger Sub"), and Scopus Technology, Inc., a California corporation ("Scopus"), and subject to the conditions set forth therein (including approval by the stockholders of Siebel and Scopus), Merger Sub will be merged with and into Scopus (the "Merger"), with each share of common stock, par value $.001 per share, of Scopus ("Scopus Common Stock") being converted into the right to receive 0.36405 shares of common stock, par value $.001 per share, of Siebel ("Siebel Common Stock") (as adjusted for any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction) (the "Exchange Ratio"). After giving effect to the 100% dividend on Siebel Common Stock to be paid on March 20, 1998, the Exchange Ratio would be 0.7281. In addition, Siebel will assume all options outstanding under Scopus' 1991 Stock Option Plan and the Director Stock Option Plan. In accordance with the terms of the Reorganization Agreement, Siebel and Scopus will mutually agree as to the treatment of Scopus' Employee Stock Purchase Plan.

     At the effective time of the Merger (the "Effective Time"), the separate existence of Merger Sub will cease and Scopus will continue as the surviving corporation and as a wholly-owned subsidiary of Siebel ("Surviving Corporation"). The officers and directors of the Surviving Corporation after the Effective Time shall be as mutually determined by Scopus and Siebel prior to the Effective Time and shall serve as the officers and directors of the Surviving Corporation until their respective successors are elected and qualified or duly appointed, as the case may be. The Articles of Incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time; provided, however, that at the Effective Time the Articles of Incorporation of the Surviving Corporation shall be amended so that the name of the Surviving Corporation shall be Scopus Technology, Inc. The Bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the Bylaws of Merger Sub as in effect immediately prior to the Effective Time.

     Representations, Warranties, Covenants and Closing Conditions.  The
     -------------------------------------------------------------
Reorganization Agreement contains customary representations and warranties on the part of Scopus and Siebel, and the consummation of the Merger is subject to customary closing conditions, including, without limitation, approval by the stockholders of Scopus and Siebel, regulatory approval and the occurrence of no material adverse effect with respect to a party. The Reorganization Agreement also contains covenants regarding the activities of Scopus and Siebel prior to the earlier of the Effective Time and the termination of the Reorganization Agreement. Scopus has agreed to conduct its business in the ordinary course, in a commercially reasonable manner and in compliance with applicable laws. In addition, a number of corporate actions by Scopus during the period pending the closing of the Merger require Siebel's approval, including borrowings, capital expenditures and stock option grants above specified minimums. Siebel has agreed not to take, without Scopus' prior written consent, certain actions, such as payment of extraordinary dividends or other distributions to shareholders if they would be materially adverse to the shareholders of Scopus compared to the stockholders of Siebel.

     Termination of the Merger Agreement.  The Reorganization Agreement may be
     -----------------------------------
terminated prior to the Effective Time, whether before or after approval of the Merger by the stockholders of Siebel and the shareholders of Scopus: (i) by mutual written consent of the Boards of Directors of Siebel and Scopus; (ii) subject to certain exceptions, by either Siebel or Scopus if the Merger shall not have been consummated by September 1, 1998; (iii) by either Siebel or Scopus in connection with certain legal or governmental actions having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; (iv) subject to certain limitations, by Siebel or Scopus if the Scopus Special Meeting shall have been held and the Reorganization Agreement and the Merger shall not have been approved by the necessary vote of the Scopus shareholders;
(v) by Siebel or Scopus if (at any time prior to the adoption and approval of the Reorganization Agreement and approval of the Merger by the Scopus shareholders) a "Triggering Event" (as defined in the Reorganization Agreement) shall have occurred (provided that Scopus shall not have the right to terminate on this basis until May 30, 1988); (vi) by Siebel or Scopus if (at any time prior to the adoption and approval of the Reorganization Agreement and approval of the Merger by the Scopus shareholders) a "Termination Event" (as defined in the Reorganization Agreement) shall have occurred (provided that Scopus shall not have the right to terminate on this basis until May 30, 1988); (vii) subject to certain limitations, by Siebel or Scopus if the Siebel Special Meeting shall have been held and the issuance of Siebel Common Stock in the Merger shall not have been approved by the necessary vote of the Siebel stockholders; (viii) by Siebel if Scopus' representations and warranties in the Reorganization Agreement shall be or become materially inaccurate or if any of Scopus' covenants in the Reorganization Agreement shall have been breached and not cured within the period required by the Merger Agreement; or (ix) by Scopus if Siebel's representations and warranties in the Reorganization Agreement shall be or become materially inaccurate or if any of Siebel's covenants in the Reorganization Agreement shall have been breached and not cured within the period required by the Merger Agreement.

     Voting Agreements.  As an inducement to Siebel to enter into the
     -----------------
Reorganization Agreement, each of Ori S. Sasson, A. Aaron Omid, GAP Coinvestment Partners, L.P., General Atlantic Partners V, L.P., General Atlantic Partners 13, L.P. and General Atlantic Partners 17, L.P. (individually, a "Scopus Voting Agreement Shareholder" and, collectively, the "Scopus Voting Agreement Shareholders") has entered into a Voting Agreement dated as of March 1, 1998 (individually, a "Scopus Voting Agreement" and, collectively, the "Scopus Voting Agreements") with Siebel. The number of shares of Scopus Common Stock beneficially owned by each of the Scopus Voting Agreement Shareholders is set forth on Schedule I to this Current Report on Form 8-K ("Form 8-K"). The Scopus Voting Agreement Shareholders, who beneficially own an aggregate of 5,257,000 outstanding shares of Scopus Common Stock (representing approximately 25.36% of the shares of Scopus Common Stock as of December 31, 1997) have agreed that, prior to the Expiration Date, they will vote their shares of Scopus Common Stock in favor of: (i) approval of the Merger; (ii) approval and adoption of the Reorganization Agreement; and (iii) each of the other actions contemplated by the Reorganization Agreement. The Scopus Voting Agreement Shareholders have also delivered to Siebel irrevocable proxies with respect to the matters covered by the Scopus Voting Agreements. In addition, subject to certain de minimis exceptions, the Scopus Voting Agreement Shareholders have agreed not to transfer any securities of Scopus owned by them unless and until the proposed transferee of such Scopus securities shall have (i) executed a counterpart of the Scopus Voting Agreement and an irrevocable proxy and (ii) agreed to hold such Scopus securities subject to all of the terms and provisions of the Scopus Voting Agreement. Siebel did not pay any additional consideration to any Scopus Voting Agreement Shareholders in connection with the execution and delivery of the Scopus Voting Agreements.

     As an inducement to Scopus to enter into the Reorganization Agreement, each of Thomas M. Siebel, Thomas M. Siebel as Trustee under the Siebel Living Trust u/a/d 7/29/93, Siebel Asset Management, L.P., the Thomas and Stacey Siebel Foundation and First Virtual Capital, Inc. (individually, a "Siebel Voting Agreement Stockholder" and, collectively, the "Siebel Voting Agreement Stockholders") has entered into a Voting Agreement dated as of March 1, 1998 (individually, a "Siebel Voting Agreement" and, collectively, the Siebel Voting Agreements") with Siebel and Scopus. The number of shares of Siebel Common Stock beneficially owned by each of the Siebel Voting Agreement Stockholders as of February 4, 1998 is set forth on Schedule II to this Form 8-K. The Siebel Voting Agreement Stockholders, who beneficially own an aggregate of 9,587,300 outstanding shares of Siebel Common Stock (representing approximately 26.32% of the shares of Siebel Common Stock as of February 4, 1998) have agreed that, prior to the Expiration Date, they will vote their shares of Siebel Common Stock in favor (i) of the issuance of the shares of Siebel Common Stock to be issued in the Merger and (ii) each of the other actions contemplated by the Reorganization Agreement. They have also agreed, in certain instances, to require any party to whom their shares of Siebel Common Stock may be sold, pledged, granted an option to purchase, or otherwise transferred to execute a counterpart of the Siebel Voting Agreement and agree to hold such Siebel securities subject to all the terms and provisions of the Siebel Voting Agreements. Scopus did not pay any additional consideration to any Siebel Voting Agreement Stockholders in connection with the execution and delivery of the Siebel Voting Agreements.

     Affiliate Agreements.  In connection with the Reorganization Agreement,
     --------------------
Scopus has covenanted to deliver to Siebel agreements ("Scopus Affiliate Agreements") executed by each of the Scopus Voting Agreement Stockholders (each a "Scopus Affiliate") whereby each Scopus Affiliate agrees not to effect any sale, transfer or other disposition of the Siebel Common Stock received by such Scopus Affiliate in the Merger unless: (i) such sale, transfer or other disposition is made in conformity with the volume and other requirements of Rule 145 under the Securities Act of 1933, as amended (the "Securities Act"), as evidenced by a broker's letter and a representation letter executed by the Scopus Affiliate (reasonably satisfactory in form and content to Siebel), each stating that such requirements have been met; (ii) legal counsel reasonably satisfactory to Siebel shall have advised Siebel in a written opinion letter (reasonably satisfactory in form and content to Siebel), upon which Siebel may rely, that such sale, transfer or other disposition will be exempt from registration under the Securities Act; (iii) such sale, transfer or other disposition is effected pursuant to an effective registration statement under the Securities Act; or (iv) an authorized representative of the Securities and Exchange Commission (the "Commission") shall have rendered written advice to such Scopus Affiliate to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take action, with respect to such proposed sale, transfer or other disposition, and a copy of such written advice and all other related communications with the Commission shall have been delivered to Siebel.

     In addition, so as to help ensure that the Merger will be treated as a pooling of interests for accounting and financial reporting purposes, the Scopus Affiliate Agreements provide that during the period contemplated by the Commission's Staff Accounting Bulletin Number 65 until the earlier of (i) Siebel's public announcement of financial results covering at least 30 days of combined operations of Siebel and Scopus or (ii) the Reorganization Agreement is terminated in accordance with its terms, no Scopus Affiliate shall sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivative's or otherwise) intended or having the effect, directly or indirectly, to reduce such Scopus Affiliate's risk relative to: (i) any Scopus Common Stock (except pursuant to and upon consummation of the Merger); or (ii) any Siebel Common Stock received by such Scopus Affiliate in the Merger or upon exercise of options assumed by Siebel in the Merger. Provided certain conditions are met, the Scopus Affiliate Agreements provide for certain exceptions to the foregoing restrictions on transfer relating to: (i) certain de minimis transfers; (ii) transfers in payment of the exercise price of options to purchase Scopus Common Stock or Siebel Common Stock; (iii) charitable donations; or (iv) transfers to trusts established for the benefit of members of such Scopus Affiliate's family or gifts to members of such Scopus Affiliate's family.

     Also in connection with the Reorganization Agreement, Siebel has covenanted to deliver to Scopus agreements ("Siebel Affiliate Agreements") executed by each of the Siebel Voting Agreement Stockholders (each a "Siebel Affiliate") providing that, during the period contemplated by the Commission's Staff Accounting Bulletin Number 65 until the earlier of (i) Siebel's public announcement of financial results covering at least 30 days of combined operations of Siebel and Scopus or (ii) the Reorganization Agreement is terminated in accordance with its terms, no Siebel Affiliate shall, subject to certain exceptions, sell, exchange, transfer, pledge, distribute or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivative's or otherwise) intended or having the effect, directly or indirectly, to reduce such Siebel Affiliate's risk relative to any Siebel Common Stock. Provided certain conditions are met, the Siebel Affiliate Agreements provide for certain exceptions to the foregoing restrictions on transfer relating to: (i) certain de minimis transfers; (ii) transfers in payment of the exercise price of options to purchase Siebel Common Stock; (iii) charitable donations; or (iv) transfers to trusts established for the benefit of members of such Siebel Affiliate's family or gifts to members of such Siebel Affiliate's family.

     Stock Option Agreement.  Also as an inducement to Siebel to enter into the
     ----------------------
Reorganization Agreement, Siebel and Scopus entered into a Stock Option Agreement dated March 1, 1998 (the "Option Agreement") pursuant to which Scopus granted Siebel the right under certain conditions to purchase up to 3,493,879 shares of Scopus Common Stock (the "Option Shares") at a purchase price of $20.00 per share (the "Option"). Subject to certain conditions, the option granted in the Option Agreement may be exercised, in whole or in part, on any one occasion, if a "Triggering Event" (as defined in the Reorganization Agreement) has occurred; provided, however, that in the event the Option becomes exercisable for this reason, the Option shall terminate upon the earliest to occur of: (i) the Effective Time of the Merger; (ii) 270 days after the first occurrence of a Triggering Event; and (iii) the valid termination of the Reorganization Agreement in accordance with its terms prior to the occurrence of a Triggering Event. In addition, if (i) the special meeting of Scopus shareholders to consider, approve and adopt the Merger and the Reorganization Agreement (the "Scopus Special Meeting") shall have been held and the Merger and the Reorganization Agreement shall not have been adopted and approved by the necessary vote of the Scopus shareholders, (ii) following the date of the Reorganization Agreement and prior to the Scopus Special Meeting, an "Acquisition Proposal" (as defined in the Reorganization Agreement) shall have been publicly announced, and (iii) on or prior to the first anniversary of the termination of the Reorganization Agreement, Siebel shall have entered into a definitive agreement providing for a "Company Acquisition" (as defined in the Reorganization Agreement"), then the Option may be exercised by Siebel, in whole or in part, on any one occasion and at any time following the date of such definitive agreement relating to a Company Acquisition (or the consummation of a Company Acquisition if there is no definitive agreement) and prior to the date 180 days following the date of such definitive agreement relating to a Company Acquisition (or 180 days after the consummation of a Company Acquisition if there is no definitive agreement).

     Siebel has agreed that in the event that the Option becomes exercisable and the Option or the Scopus Common Stock (or any rights therein) subject to the Option are sold, transferred or otherwise disposed of by Siebel at any time within the subsequent ten years, Siebel shall pay to Scopus the amount by which any "Proceeds" (as defined in the Option Agreement) from such transaction exceeds the "Aggregate Cost Amount" (as defined in the Option Agreement) of the Option or the Scopus Common Stock so transferred, as applicable (and including interest on the aggregate purchase price of the Scopus Common Stock if Scopus Common Stock is transferred). In addition, during the 180 day period commencing with the date 270 days following the acquisition by Siebel of any Scopus Common Stock issuable pursuant to the Option, Scopus may repurchase such Scopus Common Stock at a price equal to the aggregate exercise price plus interest from the date such Scopus Common Stock was acquired. Scopus has also granted Siebel certain rights to require Scopus to register the Scopus Common Stock acquired pursuant to the Option under the Securities Act.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits


------------------------------------------------------------------------------------------------------------------------------------

    EXHIBIT NO.                                             DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------


       99.1           Agreement and Plan of Merger and Reorganization dated as of March 1, 1998, by and among
                      Siebel Systems, Inc., a Delaware corporation, Syracuse Acquisition Sub, Inc., a
                      California corporation, and Scopus Technology, Inc., a California corporation.
------------------------------------------------------------------------------------------------------------------------------------

       99.2           Form of Voting Agreement dated as of March 1, 1998, a substantially similar version of which has been executed by and between Siebel Systems, Inc., a Delaware corporation, and each of Ori S. Sasson, LLC and A. Aaron Omid, GAP Coinvestment Partners, L.P.,
                      General Atlantic Partners V, L.P., General Atlantic Partners 13, L.P. and General
                      Atlantic Partners 17, L.P.
------------------------------------------------------------------------------------------------------------------------------------

       99.3           Form of Voting Agreement dated as of March 1, 1998, a substantially similar version of which has been executed by and between Siebel Systems, Inc., a Delaware corporation, and each of Thomas M. Siebel, Thomas M. Siebel as Trustee under the Siebel Living Trust
                      u/a/d 7/29/93, The Thomas and Stacey Siebel Foundation and First Virtual Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------

       99.4           Form of Company Affiliate Agreement dated as of March 1, 1998, a substantially similar version of which is to be executed by and between Siebel Systems, Inc., a Delaware corporation, and each of Ori Sasson, A. Aaron Omid, GAP Coinvestment Partners, L.P.,
                      General Atlantic Partners V, L.P., General Atlantic Partners 13, L.P. and General
                      Atlantic Partners 17, L.P.
------------------------------------------------------------------------------------------------------------------------------------

       99.5           Form of Company Affiliate Agreement dated as of March 1, 1998, a substantially similar version of which is to be executed by and between Scopus Technology, Inc., a California corporation, and each of Thomas M. Siebel and Thomas M. Siebel as Trustee of the Siebel
                      Living Trust u/a/d July 21, 1993.
------------------------------------------------------------------------------------------------------------------------------------

       99.6           Stock Option Agreement dated as of March 1, 1998, by and between Siebel Systems, Inc., a Delaware corporation, and Scopus Technology, Inc., a California corporation.
------------------------------------------------------------------------------------------------------------------------------------


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SIEBEL SYSTEMS, INC.

Dated: March 16, 1998           By: /s/ Howard H. Graham
                                   ------------------------------
                                   Howard H. Graham
                                   Senior Vice President, Finance and
                                   Administration and Chief Financial Officer

                                   FORM 8-K

                                  SCHEDULE I


------------------------------------------------------------------------------------------------------------------------------------

                                           NUMBER OF SHARES OF SCOPUS                        PERCENTAGE OF OUTSTANDING
SCOPUS VOTING AGREEMENT                   COMMON STOCK BENEFICIALLY OWNED                       SHARES OF SCOPUS COMMON
    SHAREHOLDER                               AS OF DECEMBER 31, 1997                        STOCK AS OF DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

Ori S. Sasson                                       1,803,752                                     8.70%
------------------------------------------------------------------------------------------------------------------------------------

GAP Coinvestment Partners, L.P.                       267,154(1)                                  1.30%
------------------------------------------------------------------------------------------------------------------------------------

General Atlantic Partners V, L.P.                   1,382,400(2)                                  6.73%
------------------------------------------------------------------------------------------------------------------------------------

General Atlantic Partners 13, L.P.                  1,291,069                                     6.28%
------------------------------------------------------------------------------------------------------------------------------------

General Atlantic Partners 17, L.P.                    271,875(3)                                  1.32%
------------------------------------------------------------------------------------------------------------------------------------

A. Aaron Omid                                       1,170,750                                     5.70%
-----------------------------------------------------------------------------------------------------------------------------------

Ori S. Sasson and A. Aaron Omid are employed at Scopus Technology, Inc., 1900 Powell Street, Suite 700, Emeryville, CA 94608. The address of each of GAP Coinvestment Partners, L.P., General Atlantic Partners V, L.P., General Atlantic Partners 13, L.P. and General Atlantic Partners 17, L.P. is 3 Pickwick Plaza, Greenwich, CT 06830.


1. Includes 145,725 shares transferable to GAP Coinvestment Partners, L.P. upon exercise of options to purchase outstanding common stock.

2. All shares transferable to General Atlantic Partners V, L.P. upon exercise of options to purchase outstanding common stock.

3. All shares transferable to General Atlantic Partners 17, L.P. upon exercise of options to purchase outstanding common stock.

                                   FORM 8-K

                                  SCHEDULE II


------------------------------------------------------------------------------------------------------------------------------------

                                            NUMBER OF SHARES OF SIEBEL                    PERCENTAGE OF OUTSTANDING
SIEBEL VOTING AGREEMENT                   COMMON STOCK BENEFICIALLY OWNED                  SHARES OF SIEBEL COMMON
      STOCKHOLDER                             AS OF FEBRUARY 4, 1998                     STOCK AS OF FEBRUARY 4, 1998
------------------------------------------------------------------------------------------------------------------------------------

Thomas M. Siebel                                    900,000                                        2.47%
Siebel Systems, Inc.
1855 South Grant Street
San Mateo, California 94402
------------------------------------------------------------------------------------------------------------------------------------

Thomas M. Siebel as Trustee under                 7,363,562                                       20.73%
 the Siebel Living Trust u/a/d
 7/29/93
c/o Siebel Systems, Inc.
1855 South Grant Street
San Mateo, California 94402
------------------------------------------------------------------------------------------------------------------------------------

Siebel Asset Management, L.P. c/o                   293,738                                        0.83%
 Siebel Systems, Inc.
1855 South Grant Street
San Mateo, California 94402
------------------------------------------------------------------------------------------------------------------------------------

The Thomas and Stacey Siebel                         80,000                                        0.23%
 Foundation
c/o Siebel Systems, Inc.
1855 South Grant Street
San Mateo, California 94402
------------------------------------------------------------------------------------------------------------------------------------

First Virtual Capital, Inc.                         950,000                                        2.67%
264 Village Dr., Suite 102
Incline Village, NV 89451
------------------------------------------------------------------------------------------------------------------------------------


                                   FORM 8-K

                                 EXHIBIT INDEX



---------------------------------------------------------------------------------------------------------

   EXHIBIT NO.                                         DESCRIPTION
---------------------------------------------------------------------------------------------------------

       99.1          Agreement and Plan of Merger and Reorganization dated as of March 1, 1998, by and among Siebel Systems, Inc., a Delaware corporation, Syracuse
                     Acquisition Sub, Inc., a California corporation, and Scopus Technology,
                     Inc., a California corporation.
---------------------------------------------------------------------------------------------------------

       99.2          Form of Voting Agreement dated as of March 1, 1998, , a substantially similar version of which has been executed by and between Siebel Systems,
                     Inc., a Delaware corporation, and each of Ori S. Sasson, A. Aaron Omid,
                     GAP Coinvestment Partners, L.P., General Atlantic Partners V, L.P., General
                     Atlantic Partners 13, L.P., and General Atlantic Partners 17, L.P.
---------------------------------------------------------------------------------------------------------

       99.3          Form of Voting Agreement dated as of March 1, 1998, , a substantially similar version of which has been executed by and between Siebel Systems,
                     Inc., a Delaware corporation, and each of Thomas M. Siebel, Thomas M. Siebel as Trustee under the Siebel Living Trust u/a/d 7/29/93, The Thomas and
                     Stacey Siebel Foundation and First Virtual Capital, Inc.
---------------------------------------------------------------------------------------------------------

       99.4          Form of Affiliate Agreement dated as of March 1, 1998, a substantially similar version of which is to be executed by and between Siebel Systems,
                     Inc., a Delaware corporation, and each of Ori Sasson, A. Aaron Omid, GAP
                     Coinvestment Partners, L.P., General Atlantic Partners V, L.P., General Atlantic
                     Partners 13, L.P., General Atlantic Partners 17, L.P.
---------------------------------------------------------------------------------------------------------

       99.5          Form of Affiliate Agreement dated as of March 1, 1998, , a substantially similar version of which is to be executed by and between Scopus Technology,
                     Inc., a California corporation, and each of Thomas M. Siebel and Thomas M.
                     Siebel as Trustee of the Siebel Living Trust u/a/d July 21, 1993.
---------------------------------------------------------------------------------------------------------

       99.6          Stock Option Agreement dated as of March 1, 1998, by and between Siebel
                     Systems, Inc., a Delaware corporation, and Scopus Technology, Inc., a
                     California corporation.
---------------------------------------------------------------------------------------------------------
